                                                                EXHIBIT 10.56(A)


                              FIRST AMENDMENT TO
                     EMPLOYMENT AND STOCK OPTION AGREEMENT

     This First Amendment to the Employment and Stock Option Agreement (this "Amendment"), is made and entered into as of the 1/st/ day of January, 1999 by and between Radio One, Inc., a Delaware corporation (the "Corporation"), Mary Catherine Sneed (the "Employee"), Radio One of Atlanta, Inc. ("ROA") and Alfred
C. Liggins, III ("Liggins"). The Corporation, the Employee, ROA and Liggins are referred to collectively herein as the "Parties" and each individually as a "Party".

     WHEREAS, on December 8, 1997, the Corporation and the Employee (with the acknowledgment of ROA) entered into an Employment and Stock Option Agreement (the "Employment Agreement");

     WHEREAS, pursuant to Section 12 of the Employment Agreement, ROA granted to Employee certain options to purchase Common Stock of ROA;

     WHEREAS, as of the date of the Employment Agreement and at all times since, ROA has been subject to certain financial covenants preventing the issuance by ROA of additional shares Common Stock of ROA in satisfaction of the options granted to the Employee under the Employment Agreement;

     WHEREAS, the Parties agreed that, due to such restrictive financial covenants and notwithstanding anything to the contrary in the Employment Agreement, the options held by the Employee would entitle the Employee to purchase Common Stock of ROA held by Liggins (the "Understanding") and the Parties have at all times operated in accordance with such Understanding;

     WHEREAS, the Parties desire to amend the Employment Agreement in order to document the terms and conditions of the Understanding and to modify certain other provisions of the Employment Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Employment Agreement.

2. Effective Date. The terms contained in this Amendment shall be given effect as if made on the date of the Employment Agreement.

3. Amendment to Section 3 (Compensation) of the Employment Agreement. Section 3 of the Employment Agreement is hereby amended by deleting the existing first sentence in its entirety and replacing it with the following:

          The Corporation shall pay to the Employee base compensation at an annual rate of Two Hundred Thousand Dollars ($200,000) per annum for calendar year 1998 and

          Two Hundred Twenty Thousand Dollars ($220,000) per annum for calendar year 1999, payable in equal bi-weekly installments.

4.   Amendments  to Section 12(a) (Stock Option Provisions; Grant and Terms of
                                  ------------------------  ------------------
     Options) of the Employment Agreement.
     -------

     (a) Section 12(a) of the Employment Agreement is hereby amended by deleting the existing first sentence in its entirety and replacing it with the following:

                 Alfred C. Liggins, III, the President and a shareholder of ROA ("Liggins"), hereby grants to the Employee, under the terms and conditions described in subsections (i) and (ii) below, certain incentive options to purchase from him an aggregate of Seven Hundred (700) shares of Class A Common Stock of ROA, together with any securities which may be issued with respect thereto or in substitution therefor (the "ROA Common Stock").

     (b)  Section 12(a)(ii) (Performance Options) of the Employment Agreement is
                             -------------------
     hereby amended by inserting, after the first sentence, the following new sentence:

                 Notwithstanding the foregoing, the Corporation may, in its sole discretion, accelerate the vesting of all or any portion of the Performance Options.

     (c) Section 12(a)(iii) of the Employment Agreement is hereby amended by deleting the existing first sentence in its entirety and replacing it with the following:

                 The "Performance Option Exercise Date" with respect to any single vesting of Performance Options shall mean (A) the date on which the Corporation supplied Employee with an accounting indicating a twelve (12) month Cash Flow sufficient to permit such vesting of Performance Options, or (B) such earlier date as the Corporation, in its sole discretion, may determine.

5.   Amendment to Section 12(b) (Stock Option Provisions; Exercise of Options)
                                 -----------------------  -------------------
     of the Employment Agreement. Section 12(b) of the Employment Agreement is hereby amended by adding as a new third subsection the following:

          (iii) Within five days after receipt by the Corporation of a notice of exercise pursuant to Section 12(b) above, the Corporation shall send a copy of such notice of exercise to Liggins. Within five days after receipt thereof, Liggins shall send to ROA a Notice of Conversion of Class B Common Stock, in the form attached hereto as Exhibit A, and a Notice of Transfer of Class A Common Stock, in the form attached hereto as Exhibit B, and shall supply copies of such documents to the Corporation.

6.   Amendment to Section 12(c) (Stock Option Provisions; Closing) of the
                                 -----------------------  -------
     Employment Agreement. Section 12(c) of the Employment Agreement is hereby amended by deleting the existing second sentence in its entirety and replacing it with the following:

          On each Closing Date: (i) the Employee shall execute a certificate addressed to the Corporation stating that she has exercised her option and has no further rights under such option, (ii) the Employee shall pay to Liggins either in cash, or by certified or cashier's check the aggregate option price, which shall be determined by multiplying the Per Share Option Price by the number of Option Shares being purchased, and (iii) Liggins shall deliver to the Employee certificates representing the Option Shares purchased.

7.   Amendment to Section 12(g) (Stock Option Provisions; Effect of Termination
                                 -----------------------  ---------------------
     of the Employee's Employment on Stock Option) of the Employment Agreement.
     --------------------------------------------

     (a) Section 12(g) of the Employment Agreement is hereby amended by deleting the existing first sentence in its entirety and replacing it with the following:

                 The Employee does hereby agree that any ROA Common Stock owned by Employee issued upon exercise of the options granted hereunder shall not be sold, except (i) to the Corporation or ROA, as the Corporation may elect, in accordance with the provisions of this Section 12(g), or (ii) to the Corporation in accordance with the terms of an agreement pursuant to which the Corporation acquires all of the capital stock of ROA in exchange for cash and/or capital stock of the Corporation

     (b) Section 12(g) of the Employment Agreement is further amended hereby by adding, as a new last sentence to the first paragraph, the following:

                 In no event shall Put Stock be deemed to include any capital stock of the Corporation acquired by the Employee in exchange for shares of ROA Common Stock as contemplated by this Section 12(g).

8.   Addition of new Section 12(h) (Assumption of Take-Back Rights and
                                    ----------------------------------
     Obligations by Liggins) to Section 12 of the Employment Agreement.  Section
     ----------------------
     12 of the Employment Agreement is hereby amended by adding, as new subsection 12(h), the following:

          (h)    Assumption of Take-Back Rights and Obligations by Liggins.
                 ---------------------------------------------------------
                 Liggins shall have the right, in his sole discretion, to assume the take-back and repurchase rights and obligations of the Corporation and/or ROA pursuant to Section 12(a)(i)(B) and
                 Section 12(g) of this Agreement (the "Repurchase Rights") in lieu of exercise of such rights by the Corporation or ROA. In the event Liggins elects to assume the Repurchase Rights, Liggins shall send written notice of such election to the Corporation and ROA, and the Corporation, within five days after receipt of such notice of election, shall provide a copy of such notice to Employee. Liggins may rescind any election to assume the Repurchase Rights at any time, whereupon the Corporation and/or ROA shall be entitled to exercise the Repurchase Rights in accordance with the provisions of this Employment Agreement.

9.   Addition of new Section 12(i) (Withholding Tax on Options) to Section 12 of
                                    --------------------------
     the Employment Agreement. Section 12 of the Employment Agreement is hereby amended by adding, as new subsection 12(i), the following:

          (h)    Withholding Tax Requirements.  It shall be a condition of the
                 ----------------------------
                 purchase of any option that the Employee make appropriate payment or other provision acceptable to the Corporation or ROA (as applicable, the "Withholding Entity") with respect to any withholding tax requirement arising from such exercise.

                 (i) The amount of withholding tax required, if any, with respect to any option exercise (the "Withholding Amount") shall be determined by the Treasurer or other appropriate officer of the Withholding Entity, and the Employee shall furnish such information and make such representations as such officer requires to make such determination.

                 (ii)  Withholding Procedure. If the Withholding Entity
                       ---------------------
                       determines that withholding tax is required with respect to any option exercise, the Withholding Entity shall notify the Employee of the Withholding Amount, and the Employee shall pay to the Withholding Entity, either in cash or by certified cashier's check, an amount not less than the Withholding Amount and the Withholding Entity shall remit such Withholding Amount to the appropriate taxing authority or authorities.

                 (iii) Payment of Withholding Amount by Promissory Note. In lieu
                       ------------------------------------------------
                       of requiring payment in cash or by cashier's check, the Withholding Entity may, in its sole discretion, permit payment of the Withholding Amount due with respect to any option exercise to be made by delivery to the Withholding Entity of a full recourse promissory note of the Employee, in a form substantially similar to the form attached hereto as Exhibit C (with such changes or additions thereto as the Withholding Entity deems necessary and appropriate), or by the delivery of such other document(s) that the Withholding Entity deems sufficient and appropriate.

10.  Miscellaneous Provisions.

          (a)  Binding Nature of Agreement.  The terms, conditions and promises
               ---------------------------
     contained in this Amendment shall be binding upon and shall inure to the benefit of each of the parties hereto, their heirs, personal representatives, or successors and assigns.

          (b)  Counterparts.  This Amendment may be executed in more than one
               ------------
     copy, any one of which shall be deemed a duplicate original and all of which shall constitute one and the same agreement.

          (c)  Notices.  All notices, consents, approvals and other
               -------
     communications given or made pursuant hereto shall be in writing and shall be (A) delivered personally against receipt thereof, (B) by overnight courier or (C) by registered or certified mail (postage prepaid, return receipt requested), in each case to the parties at the following addresses (or at such other address for a Party as shall be specified by like notice): (W) if to the Corporation, to 5900 Princess Garden Parkway, Eighth Floor, Lanham, Maryland 20706, Attention: Alfred C. Liggins (X) if to ROA, in care of Radio One, Inc., 5900 Princess Garden Parkway, Eighth Floor, Lanham, Maryland 20706, Attention: Alfred C. Liggins; (Y) if to Liggins, to Radio One, Inc., 5900 Princess Garden Parkway, Eighth Floor, Lanham, Maryland 20706; and (Z) if to Mary Catherine Sneed, 3791 Markham Way, Atlanta, Georgia 30339. All such notices, consents, approvals and other communications shall be deemed to have been given on the date of receipt if delivered personally or by overnight courier or the second day following posting if transmitted by mail.

          (e)  No Waiver. No term or condition of this Amendment shall be deemed
               ---------
     to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Amendment, except by written instrument of the Party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any fact other than that specifically waived.

          (f)  Governing Law.  This Amendment has been executed and delivered
               -------------
     within the District of Columbia and shall be governed by and construed in accordance with the laws of the District of Columbia (without regard to the principles of conflicts of laws thereof).

          (g)  Entire Agreement.  This Amendment and the Employment Agreement
               ----------------
     constitute the entire agreement between the parties hereto and supersede all prior agreements, understandings and arrangements, both oral and written, between the parties hereto with respect to the subject matter hereof. This Amendment may not be modified in any way unless in a writing signed by all of the parties hereto.

                          [signature page to follow]

     IN WITNESS WHEREOF, this First Amendment to Employment and Stock Option Agreement has been executed by the parties on the day and year first above written.


                                    RADIO ONE, INC.
                                    a Delaware corporation


                                    By: /s/ Alfred C. Liggins, III
                                        -----------------------------------
                                        Alfred C. Liggins, III
                                        President


                                    EMPLOYEE


                                    /s/ Mary Catherine Sneed
                                    ---------------------------------------
                                    Mary Catherine Sneed



                                    RADIO ONE OF ATLANTA, INC.
                                    a Delaware corporation


                                    By: /s/ Alfred C. Liggins, III
                                       ------------------------------------
                                       Alfred C. Liggins, III
                                       President


                                    /s/ Alfred C. Liggins, III
                                    ---------------------------------------
                                    Alfred C. Liggins, III, individually

                                                                       EXHIBIT A


                             NOTICE OF CONVERSION
                            OF CLASS B COMMON STOCK



[Secretary]
Radio One of Atlanta, Inc.
c/o Radio One, Inc.
5900 Princess Garden Parkway, Seventh Floor
Lanham, Maryland 20706

Dear [Secretary]:

     This letter shall serve as a Conversion Notice pursuant to Article IV, Part B, Section 8 of the Amended and Restated Certificate of Incorporation of Radio One of Atlanta, Inc. (the "Company").

     Please convert ____ of the ______ shares represented by the enclosed Certificate Number __ from Class B Common Stock to Class A Common Stock of the Company. Please issue in my name the following certificates: (i) a certificate representing ____ shares of Class A Common Stock and (ii) a certificate representing the remaining ______shares of Class B Common Stock.

     Thank you for your prompt attention to this matter.


                         Very truly yours,

                         ______________________________
                              Alfred C. Liggins, III

                                                                       EXHIBIT B


                              NOTICE OF TRANSFER
                            OF CLASS A COMMON STOCK



[Secretary]
Radio One of Atlanta, Inc.
c/o Radio One, Inc.
5900 Princess Garden Parkway, Seventh Floor
Lanham, Maryland 20706

Dear [Secretary]:

     This letter shall serve as notice of transfer of the ___ shares of Class A Common Stock represented by the enclosed Certificate Number __ from the undersigned to Mary Catherine Sneed. Please issue a new certificate to Ms. Sneed representing such 400 shares of Class A Common Stock, and deliver it to her by overnight courier at the following address:

                         Mary Catherine Sneed
                         3791 Markham Way
                         Atlanta, Georgia 30339

     Thank you for your prompt attention to this matter.


                         Very truly yours,

                         ______________________________
                              Alfred C. Liggins, III

                                                                       EXHIBIT C
                                PROMISSORY NOTE
                                ---------------


U.S. $_____________                                           [Date]
                                                             Lanham, Maryland


          FOR VALUE RECEIVED, Mary Catherine Sneed ("Maker"), individual residing at 3791 Markham Way, Atlanta, GA 3039, hereby unconditionally promises to pay to the order of [Radio One, Inc.]/[Radio One of Atlanta, Inc.] (the "Company"), a corporation organized under the laws of the State of Delaware with officers at 5900 Princess Garden Parkway, 8/th/ Floor, Lanham, Maryland 20706 or at such other address as the Company shall designate in writing to Maker, the initial principal sum of ______________________($___________) in accordance with the following terms and conditions:

          1. Payment of the principal sum and any and all accrued interest shall be paid in full upon demand. If at any time, the Company demands payment from Maker, maker shall have 90 days to repay the principal sum and any and all accrued interest in full. If Maker fails to pay the principal sum and any and all accrued interest in full when due, interest will accrue from such date on the outstanding principal and any and all accrued interest at the annual rate of 7 percent compounded until paid in full.

          2. This note shall accrue interest monthly at the annual rate of 5.56% (based on a 360 day year) for the term of the Note. If the
               Note is prepaid at any time prior to the end of a given month, the additional interest accrued during that month will be added to the amount outstanding at the end of the previous month and will be the amount due at the date the Note is to be prepaid.

          3. This acceptance of this Note by the Company is being extended to Maker as part of her compensation for services to be rendered as Chief Operating Officer of the Company and is to be repaid in full within 30 days upon termination of Maker's employment with the Company or any affiliate of the Company.

          4. All payments hereunder shall be made in lawful currency of the United States and shall be applied first to cost of collection, if any, second to interest, if any, and then to principal.

          5. Upon failure of Maker to make the payments specified in Paragraphs 1 or 2 hereof when due, Maker shall be deemed to be in default, and the Company shall be entitled to institute legal action to collect the outstanding principal and interest.

          6. This Note may be prepaid in whole or in part at any time without premium or penalty.

          7. Maker (a) waives presentment, demand, protests and notice of presentment, notice of protest and notice of dishonor of this debt, (b) agrees that the holder hereof, at any time or times, without notice to Maker or her consent, may grant extensions, for the payment of any principal or interest due hereon, but in no event shall any such extension constitute a waiver of any right of the holder beyond the extension granted, and (c) agrees that this Note shall be binding upon Maker.

          8. If the Company institutes a lawsuit or other formal legal proceeding to enforce its rights hereunder upon Maker's default in making the payments required hereunder, Maker promises to pay the Company all reasonable costs of collection, including reasonable attorneys' fees.

          9. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          10. This Note shall be interpreted in accordance with the laws of the State of Maryland without regard to conflict of laws provisions.

                                         MAKER


                                         ______________________________
                                         Mary Catherine Sneed
Pay to the order of


_________________________________

[RADIO ONE, INC.]/[RADIO ONE OF ATLANTA, INC.]

By:______________________________
Name:  Alfred C. Liggins
Title: President